Exhibit (c) 1

                               STATE OF NEW JERSEY
                          OFFICE OF ADMINISTRATIVE LAW



                                               INITIAL DECISION
                                               ----------------
                                               SETTLEMENT
                                               ----------
                                               Oal Dkt. No. PUC 1585-01
                                               Agency Dkt. No. EM00110870



IN THE MATTER OF THE JOINT
PETITION OF FIRSTENERGY CORP.
AND JERSEY CENTRAL POWER AND LIGHT
COMPANY d/b/a GPU ENERGY FOR APPROVAL
OF A CHANGE IN OWNERSHIP AND ACQUISITION
OF CONTROL OF A NEW JERSEY UTILITY
----------------------------------


Vincent J. Sharkey, Jr. and Edward K. DeHope, Esq., on behalf of FirstEnergy Corp. (Riker, Danzig, Scherer, Hyland & Perretti, attorneys)

Marc B. Laskey, Esq., and Gerald W. Conway, Esq., on behalf of Jersey Central Power and Light Company (Thelen Reid & Priest LLP, attorneys)

Ray Lamboy and Grace Kurdian, Deputy Attorney General, for the Staff of the Board of Public Utilities (John J. Farmer, Jr., Attorney General of New Jersey, attorney)

Andrew K. Dembia, Deputy Ratepayer Advocate, for the Division of the Ratepayer Advocate, (Blossom A. Peretz, Ratepayer Advocate, attorney)

Murray E. Bevan, Esq., intervenor on behalf of The New Power Company (Courter, Kobert, Laufer & Cohen, attorneys)

Steven S. Goldenberg, Esq., intervenor on behalf of Shell Energy Services Co., LLC & Greenbaum, Rowe, Smith, Ravin, Davis & Himmel LLP, attorneys)

Doreen MacDonald, Corporate Energy Manager, intervenor on behalf of Co-Steel Sayreville, Inc.

Andrew L. Indeck, Esq., intervenor on behalf of Independent Energy Producers of New Jersey (Scarinci & Hollenbeck, LLC, attorneys)

Phyllis J. Kessler, Esq., intervenor on behalf of New Jersey Business Users (Kudman, Trachten, Kessler, Rick & Strull, LLP, attorneys)

Kathryn G. Sophy, Esq., intervenor on behalf of Mid-Atlantic Power Supply Association (Rhoads & Sinon, LLP, attorneys)

Tracey Thayer, Director, Regulatory Policy, intervenor on behalf of New Jersey Natural Gas Company

Denise R. Foster, Esq., intervenor on behalf of PJM Interconnection

Thomas P. Thackston, Esq., intervenor on behalf of PSE&G Companies

Martin C. Rothfelder, Esq., intervenor on behalf of PECO Energy Company d/b/a Exelon

A. Clifton Payne, Jr., President, intervenor on behalf of Easter Region of Green Mountain Energy Company

Record Closed:  August 28, 2001           Record Closed:  August 28, 2001



BEFORE LOUIS G. MCAFOOS, ALJ t/a:


      On November 9, 2000, Jersey Central Power and Light Company (JCP&L), a New Jersey Electric Public Utility doing business as GPU Energy, and FirstEnergy Corporation an exempt public utility holding company organized under the laws of the State of Ohio, filed a joint petition with New Jersey Board of Public Utilities seeking approval of a proposed change in ownership and acquisition of control of JCP&L pursuant to an Agreement and Planned of Merger dated August 8, 2000 between FirstEnergy and GPU, Inc., the parent holding company of JCP&L.





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


      The matter was transmitted to the Office of Administrative Law for hearing as a contested case pursuant to N.J.S.A. 52:14B-1 to -15 and N.J.S.A. 52:14F-1 to -13 on February 5, 2001. Motions for intervention were granted relating to PECO Energy Company doing business as Exelon Energy, Independent Energy Producers of New Jersey, New Jersey Business Users, PJM Interconnection LLC, the New Power Company, Mid-Atlantic Power Supply Association, Co-Steel Incorporated, Shell Energy Service Company and Enron Corporation.

      Public input hearings were held in the service territory on April 24 and 26, 2001. Four days of evidentiary hearings were held on April 30, May 3, 7 and 8, 2001. Post hearing briefing was completed on June 4, 2001.

      Subsequent to the receipt of briefs, the parties were encouraged by this court to undertake further settlement negotiations with a view towards reaching an amicable resolution of all outstanding issues in the case. Over the next eighty days, the parties engaged in extensive settlement negotiations which have resulted in the submission of a Stipulation of Settlement disposing of all outstanding issues in the case. The Stipulation of Settlement and additional evidentiary submissions were received into the record on August 24, 2001. All intervenors in the case save one either signed the stipulation or submitted letters to the court stating their intention not to take a position on the merits the stipulation and further stating that they would not object to its entrance. Pursuant to a letter received on August 24, 2001, the New Jersey Business Users submitted comments to the stipulation and stated "NJBUS opposes the proposed settlement for the following reasons . . ." By letter brief dated August 28, 2001, Joint Petitioners submitted a response to NJBUS's letter of opposition and comment.

      Having reviewed the positions of NJBUS, I must concur with Joint Petitioners that the issues raised by NJBUS would more appropriately be handled in the Company's 2002 base rate case filing which will be filed within the next eighteen months. It is premature to address these issues at this point. Further the issue of short term power sales is without merit as such sales remain constantly under the review of the Board of Public Utilities and the FERC, and adequate review is provided for under the terms of the Stipulation of Settlement.




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


      I note that NJBUS after being granted the status of an intervenor, did not participate in the hearings, did not present testimony, did not attend the hearings or cross examine the witnesses and did not actively participate in formal settlement proceedings. Considering the time and tremendous effort expended by all other parties in reaching what is obviously a reasonable and beneficial settlement which will have a positive impact on the citizens of the State of New Jersey, it is indeed unfortunate that NJBUS should at this time raise objections to the entry of this stipulation of settlement. NJBUS will be free to raise these issues both in exceptions which it is free to file with the Board and in base rate proceedings to be filed in 2002.

      Having carefully reviewed the record in this matter, including the Stipulation of Settlement entered into by the signatory parties, the letters of non-objection submitted by other intervenors and the letter comments of NJBUS, I
FIND:

      1. The parties to the stipulation have voluntarily agreed to a settlement as evidenced by their signatures.

      2. The settlement fully disposes of all issues in controversy and is consistent with the law and is in the public interest.


      I CONCLUDE that this stipulation meets the requirements of N.J.A.C. 1:1-19.1 and is in the public interest and accordingly, I approve the settlement and ORDER that the parties comply with the terms of the stipulation and that these proceedings be concluded.

      I hereby FILE my initial decision with the BOARD OF PUBLIC UTILITIES for consideration.







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


      This recommended decision may be adopted, modified or rejected by the BOARD OF PUBLIC UTILITIES, which by law is authorized to make a final decision in this matter. If the Board of Public Utilities does not adopt, modify or reject this decision within forty-five (45) days and unless such time limit is otherwise extended, this recommended decision shall become a final decision in accordance with N.J.S.A. 52:14B-10.





Aug. 28, 2001
------------------------                  ------------------------------
DATE                                      LOUIS G. McAFOOS, ALJ t/a

                                          Receipt Acknowledged:



8-30-01
------------------------                  ------------------------------
DATE                                      BOARD OF PUBLIC UTILITIES


                                          Mailed to Parties:



Aug. 30, 2001
------------------------                  ------------------------------
DATE                                      OFFICE OF ADMINISTRATIVE LAW



/cad




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